EXHIBIT 10.29

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RATIFICATION OF LOAN DOCUMENTS

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND RATIFICATION OF LOAN DOCUMENTS dated as of August 18, 2008 (this “Second Amendment”) is entered into by and between RBS CITIZENS, NATIONAL ASSOICATION, successor by merger to Citizens Bank of Massachusetts, a national banking association with a principal place of business at 28 State Street, Boston, Massachusetts 02109 (together with its successors and assigns the “Bank”), and HITTITE MICROWAVE CORPORATION, a Delaware corporation with a principal place of business at 20 Alpha Road, Chelmsford, Massachusetts 01824 (the “Borrower”).

WHEREAS, the Bank and the Borrower entered into an Equipment and Commercial Revolving Line of Credit Agreement dated as of September 30, 2001 (as amended by various amendments, including the First Amendment to Equipment and Commercial Revolving Credit Agreement and Ratification of Loan Documents dated as of June 25, 2003 and the Second Amendment to Equipment and Commercial Revolving Credit Agreement and Ratification of Loan Documents dated as of July 7, 2004, collectively the “Original Credit Agreement”) pursuant to which the Bank extended to the Borrower (i) a revolving line of credit facility in the original principal amount of Four Million Dollars ($4,000,000.00) (the “Revolving Credit”) and (ii) an equipment line of credit in the original principal amount of Four Million Dollars ($4,000,000.00) (the “Equipment Credit”); and

WHEREAS, the Bank and the Borrower entered into an Amended and Restated Credit Agreement dated as of July 31, 2006 (as the same may be amended, modified, extended or replaced from time to time, including by the First Amendment (as defined below) and this Second Amendment, the “Amended and Restated Credit Agreement”), pursuant to which, among other things, the parties agreed to (i) eliminate the Equipment Credit, (ii) increase the amount available under the Revolving Credit to Thirty Million Dollars ($30,000,000.00) evidenced by a Revolving Credit Note in the original principal amount of $30,000,000.00 dated July 31, 2006 (as amended, modified and/or replaced from time to time, the “Revolving Note”), and (iii) amend and restate the Original Credit Agreement (collectively, the Amended and Restated Credit Agreement, the Revolving Note, and various other documents heretofore, now or hereafter executed and delivered by the Borrower, as amended, modified, supplemented, substituted and/or replaced from time to time are hereinafter defined as the “Loan Documents”); and

WHEREAS, the Bank and the Borrower entered into a First Amendment to Amended and Restated Credit Agreement and Ratification of Loan Documents dated as of August 31, 2007 (the “First Amendment”), pursuant to which, among other things, the parties agreed to extend the Maturity Date of the Revolving Credit to August 30, 2008; and

WHEREAS, subject to the terms and conditions of this Second Amendment, the Borrower and the Bank have agreed to extend the Maturity Date of the Revolving Credit from August 30, 2008 to August 29, 2009;

NOW, THEREFORE, for good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereby agree as follows:

1.                                       The Amended and Restated Credit Agreement is hereby amended as follows:

(a)                                  The definition of “Maturity Date” at the bottom of page 2 is hereby amended by deleting the date “August 30, 2008” and substituting the date “August 29, 2009” in lieu thereof, thereby extending the Maturity Date of the Revolving Credit to August 29, 2009.

2.                                       Simultaneously herewith and as a condition of the effectiveness of this Second Amendment, the Borrower shall execute and deliver, in addition to this Second Amendment, the following to the Bank:

(a)                                  A Second Allonge to and Amendment of Revolving Credit Note (the “Second Allonge”);

(b)                                 A Secretary’s Certificate attesting to the incumbency and authority of the persons executing this Second Amendment and all other related documents; and

(c)                                  Such other documents and certificates as the Bank or its counsel may reasonably require, with all documents to be in form and substance satisfactory to the Bank and its counsel.

3.                                       The Borrower hereby represents and warrants that, to the best of its knowledge: (a) the representations and warranties contained in Section 4 of the Amended and Restated Credit Agreement remain true and accurate in all material respects; (b) there has not occurred any material adverse change in the business, assets, financial condition or prospects of the business of the Borrower since the date of the last financial statements submitted to the Bank by the Borrower; and (c) the Borrower has no offsets, set-offs or other claims of any kind against the Bank as of the date hereof, and, to the extent the Borrower has any such offsets, set-offs, claims, the Borrower hereby waives the same.

4.                                       The Borrower agrees to execute, acknowledge and deliver such further instruments as the Bank shall reasonably require in order to effectuate the intent of this Second Amendment.

5.                                       The Borrower will pay or reimburse the Bank, on demand, for all reasonable expenses (including, without limitation, reasonable counsel fees and expenses) incurred or paid by the Bank in connection with the making of the Loans, including this Second Amendment, and the enforcement by the Bank of its rights as against the Borrower or any other person primarily or secondarily liable to the Bank hereunder or thereunder; the administration, supervision, protection or realization on any collateral held by the Bank as security for any obligation of the Borrower or any other person primarily or secondarily liable with respect thereto.  In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to by payable in connection with the execution, delivery, filing and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agree to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

6.                                       This Second Amendment may be executed in any number of counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be considered an original, and when taken together with other signed counterparts, shall constitute one agreement, which shall be binding upon and effective as to all parties.  Time of all payments and provisions hereof is of strict essence.  The provisions of this Second Amendment are hereby declared to be severable, and the invalidity of any provision or application thereof shall not affect any other provision or any other application thereof.  This Second Amendment is binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns.  This Second Amendment shall be deemed to have been executed and delivered within The Commonwealth of Massachusetts, and the rights and obligations of the parties hereto shall be construed and enforced in accordance with, and governed by, the laws of The Commonwealth of Massachusetts.  Each party has cooperated in the drafting and preparation of this Second Amendment; hence, in any construction to be made of this Second Amendment, the same shall not be construed against any party.  Facsimile and scanned signatures shall be deemed originals for all purposes.

7.                                       All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Credit Agreement, as amended hereby.  All references to the loan documents or “Loan Documents” shall hereinafter be deemed to include this Second Amendment and the Second Allonge.

8.                                       Except as set forth herein, the Borrower hereby acknowledges and agrees that this Second Amendment and the Amended and Restated Credit Agreement, and all Loan Documents now or heretofore executed and delivered by the Borrower to the Bank, securing the Obligations, as defined in the Amended and Restated Credit Agreement, remain in full force and effect and hereby ratify and confirm that all Obligations of the Borrower to the Bank, whether now existing or hereafter arising, remain in full force and effect.

[This Page Ends Here – Signature Page to Follow]

IN WITNESS WHEREOF, the parties have executed, or caused this Second Amendment to be executed, by their respective officers thereunto duly authorized, as of the day first written above and it and shall take effect as a sealed instrument.

HITITTE MICROWAVE CORPORATION

	By:	/s/ William W. Boecke
Witness	Name:	William W. Boecke
	Title:	Vice President Finance and Chief Financial Officer

RBS CITIZENS, NATIONAL ASSOCIATION

	By:	/s/ Christopher J. Wickles
Christopher J. Wickles, Senior Vice President